UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018 (May 30, 2018)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37419	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, at the 2018 annual meeting of stockholders of PDC Energy, Inc. (the “Company”) held on May 30, 2018 (the “Annual Meeting”), the stockholders voted to approve the Company’s 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”).  The 2018 Equity Incentive Plan provides for (i) a reserve of 1,800,000 shares of our common stock that may be issued pursuant to awards under the 2018 Equity Incentive Plan and (ii) a term that expires on March 29, 2028.  Permitted awards under the 2018 Equity Incentive Plan include, but are not limited to, options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, and other stock-based awards. The principal terms of the 2018 Equity Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 19, 2018 (the “Proxy Statement”), which description is incorporated herein by reference and is qualified in its entirety by the full text of the 2018 Equity Incentive Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Holders of 66,087,319 shares of the Company’s common stock outstanding at the close of business on the record date of April 2, 2018 were entitled to vote at the meeting, of which 58,471,993 shares, or approximately 88.48% of those entitled to vote, were represented in person or by proxy at the annual meeting.

The certified results of the matters voted upon at the annual meeting, which are more fully described in the Company’s proxy statement, are as follows:

PROPOSAL # 1 — Election of Class II Directors

Anthony J. Crisafio	For:	55,528,698
	Withheld:	784,677
	Broker Non-Votes:	2,158,618

Christina M. Ibrahim	For:	56,179,038
	Withheld:	134,337
	Broker Non-Votes:	2,158,618

Randy S. Nickerson	For:	56,090,264
	Withheld:	223,111
	Broker Non-Votes:	2,158,618

PROPOSAL # 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018

For:	57,654,185
Against:	813,626
Abstain:	4,182

PROPOSAL # 3 — Approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

For:	50,706,761
Against:	5,230,874
Abstain:	375,740
Broker Non-Votes:	2,158,618

PROPOSAL # 4 — Approve the 2018 Equity Incentive Plan

For:	54,474,261
Against:	1,817,307
Abstain:	21,807
Broker Non-Votes:	2,158,618

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	2018 Equity Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018

PDC Energy, Inc.

	By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and Secretary

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